SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 13, 2000
                               (January 12, 2000)

                         First Decatur Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      33-80333                  37-1085161
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

                 130 North Water Street, Decatur, Illinois 62523
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 217-424-1111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

         On January 12, 2000, Registrant issued a press release announcing its 1999 unaudited earnings.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release of First Decatur Bancshares, Inc. dated
                       January 12, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST DECATUR BANCSHARES, INC.


Dated: January 12, 2000               By: /s/ Phillip C. Wise
                                         ---------------------------------------
                                           Phillip C. Wise
                                           President and Chief Executive Officer


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